Exhibit 10.103

WAIVER AND NINTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS WAIVER AND NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of April 10, 2006, by and among TELOS CORPORATION, a Maryland corporation (“Parent”), XACTA CORPORATION, a Delaware corporation (“Xacta”; Parent and Xacta are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), TELOS DELAWARE, INC., a Delaware corporation (“Telos-Delaware”), UBIQUITY.COM, INC., a Delaware corporation (“Ubiquity”), TELOS.COM, INC., a Delaware corporation (“Telos.com”), TELOS INTERNATIONAL CORP., a Delaware corporation (“TIC”), TELOS INTERNATIONAL ASIA, INC., a Delaware corporation (“TIA”), SECURE TRADE, INC., a Delaware corporation (“STI”), KUWAIT INTERNATIONAL, INC., a Delaware corporation (“KII”), TELOS INFORMATION SYSTEMS, INC., a Delaware corporation (“TIS”), TELOS FIELD ENGINEERING, INC., a Delaware corporation (“TFE”), and TELOS FEDERAL SYSTEMS, INC., a Delaware corporation (“TFS”; Telos-Delaware, Ubiquity, Telos.com, TIC, TIA, STI, KII, TIS, TFE and TFS are referred to hereinafter each individually as a “Credit Party” and collectively, jointly and severally, as the “Credit Parties”), and WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), as agent (“Agent”) for the Lenders (defined below) and as a Lender.

WHEREAS, Borrowers, Credit Parties, Agent and certain other financial institutions from time to time party thereto (the “Lenders”) are parties to that certain Loan and Security Agreement dated as of October 21, 2002 (as amended from time to time, the “Loan Agreement”);

WHEREAS, the Companies failed to maintain minimum EBITDA for the 12 month periods ended October 31, 2005, November 30, 2005, December 31, 2005, January 31, 2006 and February 28, 2006, which resulted in breaches of Section 7.20(a)(i) of the Loan Agreement and therefore Events of Default under Section 8.2 of the Loan Agreement (collectively, the “Existing Defaults”); and

WHEREAS, subject to the terms and conditions contained herein, Agent and Lenders have agreed to waive the Existing Defaults and the Borrowers, Credit Parties, Agent and Lenders have agreed to amend the Loan Agreement in certain respects.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. Waiver. Subject to the satisfaction of the conditions set forth in Section 5 hereof, Agent and Lenders hereby waive the Existing Defaults. The foregoing shall not constitute a waiver of any other Event of Default that may exist, or a waiver of any future Event of Default that may occur.

3. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof, the Loan Agreement is amended in the following respects:

(a) The definition of “Availability Block” as set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

“Availability Block” means an amount equal to $500,000; provided, that Availability Block shall mean an amount equal to $0 for the period from April 10, 2006 through and including July 30, 2006.

(b) The following defined terms are added to Section 1.1 of the Loan Agreement in their respective alphabetical orders therein:

“Additional Availability Amount” means an amount equal to (i) $2,500,000 during the period commencing April 10, 2006 and ending May 30, 2006, (ii) $1,000,000 during the period commencing May 31, 2006 and ending June 15, 2006, (iii) $500,000 during the period commencing June 16, 2006 and ending June 29, 2006, and (iv) zero at all times on and after June 30, 2006.

“Sales’” means, with respect to a particular period, all of the sales and services billed by Borrowers to their customers during such period.

(c) The second sentence of Section 2.1(a) of the Loan Agreement is amended and restated in its entirety as follows:

For purposes of this Agreement, “Borrowing Base,” as of any date of determination, shall mean the result of:

(x) the lesser of

(i)	85% of the amount of Eligible Accounts (net of the Deferred Revenue Reserve), less the amount, if any, of the Dilution Reserve, and

(ii)	an amount equal to Borrowers’ Collections with respect to Accounts for the immediately preceding 60 day period, plus

(y) commencing April 10, 2006, the Additional Availability Amount, minus

(z) the sum of (i) the Bank Products Reserve, (ii) the Availability Block, and (iii) the aggregate amount of reserves, if any, established by Agent under Section 2.l(b).

(d) Section 2.6(a) of the Loan Agreement is amended and restated in its entirety as follows:

(a) Interest Rates. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows: (i) if the relevant Obligation is an Advance that is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin, and (ii) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin; provided, that notwithstanding anything contained herein to the contrary, the portion of the Advances predicated on the Additional Availability Amount shall bear interest on the Daily Balance thereof at a per annum rate equal to 5 percentage points plus the Base Rate. For purposes of determining whether Advances are predicated on the Additional Availability Amount or Eligible Accounts, Advances will be deemed to be predicated last on the Additional Availability Amount.

(e) Section 6.3 of the Loan Agreement is hereby amended by (i) deleting the word “and” at the end of clause (f) thereof and (ii) amending and restating clause (g) thereof and adding a new clause (h) at the end thereof as follows:

(g) (i) no later than April 28, 2006, a forecast of weekly projected cash flow covering Parent’s and its Subsidiaries’ operations for the 13 week period beginning May 1, 2006 and ending on July 31, 2006 and (ii) no later than May 31, 2006, a forecast of weekly projected cash flow covering Parent’s and its Subsidiaries’ operations for the 13 week period beginning June 1, 2006 and ending on August 31, 2006; and

(h) upon the request of Agent, any other report reasonably requested relating to the financial condition of Companies.

(f) Section 7.20(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(i) Minimum EBITDA. EBITDA, measured on a fiscal month-end basis, for each period set forth below, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto;

Applicable Amount	Applicable Period
($3,407,965)	For the 3 month period ending March 31, 2006

($3,513,451)	For the 4 month period ending April 30, 2006

($4,462,838)	For the 5 month period ending May 31, 2006

($4,213,173)	For the 6 month period ending June 30, 2006

($2,636,162)	For the 7 month period ending July 31, 2006

($2,103,578)	For the 8 month period ending August 31, 2006

($339,231)	For the 9 month period ending September 30, 2006

$1,215,689	For the 10 month period ending October 31, 2006

$2,813,765	For the 11 month period ending November 30, 2006

85% of EB1TDA for such period as reflected in the most recent Projections delivered to Agent pursuant to Section 6.3(c) and approved by Required Lenders but in no event less than $4,250,230	For the 12 month period ending December 31, 2006 and the 12 month period ending on the last day of each fiscal month thereafter

(g) The following new clause (iii) is added immediately after Section 7.20(a)(ii) of the Loan Agreement:

(iii) Minimum Sales. Gross amount of Sales, in any period set forth below, of not less than the required amount set forth in the following table opposite such period:

Applicable Amount	Applicable Period

$7,016,462	For the 5 week period ending March 24, 2006

$7,215,753	For the 5 week period ending March 31, 2006

$8,450,467	For the 5 week period ending April 7, 2006

$7,463,421	For the 5 week period ending April 14, 2006

$7,622,500	For the 5 week period ending April 21, 2006

$9,722,500	For the 5 week period ending April 28, 2006

$10,172,500	For the 5 week period ending May 5, 2006

$9,672,500	For the 5 week period ending May 12, 2006

$9,711,250	For the 5 week period ending May 19, 2006

$10,813,250	For the 5 week period ending May 26, 2006

$10,563,250	For the 5 week period ending June 2, 2006

$9,563,251	For the 5 week period ending June 9, 2006

$9,563,251	For the 5 week period ending June 16, 2006

$9,813,251	For the 5 week period ending June 23, 2006

$10,000,000	For the 5 week period ending June 30, 2006

Notwithstanding the foregoing, Agent may, in its sole discretion, increase the covenant levels for any of the 5 week periods set forth above commencing with the period ending on or after May 5, 2006, to an amount not to exceed 85% of the gross amount of Sales for such period reflected in the most recent cash flow forecast delivered to Agent pursuant to Section 6.3(g).

4. Ratification. This Amendment, subject to satisfaction of the conditions provided below, shall constitute a waiver and amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. Except as specifically set forth herein, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

5. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a) Each party hereto shall have executed and delivered this Amendment to Agent;

(b) Agent shall have received the Additional Availability Fee described in Section 5 hereof;

(c) Borrowers shall have delivered to Agent such documents, agreements and instruments as may be requested or required by Agent in connection with this Amendment, each in form and content acceptable to Agent;

(d) No Default or Event of Default other than the Existing Defaults shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

6. Additional Availability Fee. To induce Agent and Lenders to enter into this Amendment, Borrowers shall pay to Agent, for the benefit of Lenders, a non-reiundable fee equal to $100,000 (the “Additional Availability Fee”), which shall be due and payable on the date hereof.

7. Miscellaneous.

(a) Warranties and Absence of Defaults. To induce Agent and Lenders to enter into this Amendment, each Company hereby represents and warrants to Agent and Lenders that:

(i) The execution, delivery and performance by it of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to it, its articles of incorporation and by-laws, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon it or any of its property;

(ii) Each of the Loan Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) general principles of equity;

(iii) The representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof; and

(iv) It has performed all of its obligations under the Loan Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, it is in compliance with all applicable terms and provisions of the Loan Agreement and each of the Loan Documents to be observed and performed by it and no event of default or other event which upon notice or lapse of time or both would constitute an event of default has occurred.

(b) Expenses. Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Companies agree, jointly and severally, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Loan Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

8. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

TELOS CORPORATION,
a Maryland corporation

By	/s/ Michael P. Flaherty
Title	EVP, General Counsel, CAO

XACTA CORPORATION,
a Delaware corporation

By	/s/ Michael P. Flaherty
Title	EVP, General Counsel, CAO

CREDIT PARTIES:

TELOS DELAWARE, INC.,
a Delaware corporation

By	/s/ Michael P. Flaherty
Title	EVP, General Counsel, CAO

UBIQUITY.COM, INC.,
a Delaware corporation

By	/s/ Michael P. Flaherty
Title	EVP, General Counsel, CAO

Signature Page to Waiver and Ninth Amendment to Loan and Security Agreement

TELOS.COM, INC.,
a Delaware corporation

By	/s/ Michael P. Flaherty
Title	EVP, General Counsel, CAO

TELOS INTERNATIONAL CORP.,
a Delaware corporation

By	/s/ Michael P. Flaherty
Title	EVP, General Counsel, CAO

TELOS INTERNATIONAL ASIA, INC.,
a Delaware corporation

By	/s/ Michael P. Flaherty
Title	EVP, General Counsel, CAO

SECURE TRADE, INC.,
a Delaware corporation

By	/s/ Michael P. Flaherty
Title	EVP, General Counsel, CAO

KUWAIT INTERNATIONAL, INC.,
a Delaware corporation

By	/s/ Michael P. Flaherty
Title	EVP, General Counsel, CAO

Signature Page to Waiver and Ninth Amendment to Loan and Security Agreement

TELOS INFORMATION SYSTEMS, INC.,
a Delaware corporation

By	/s/ Michael P. Flaherty
Title	EVP, General Counsel, CAO

TELOS FIELD ENGINEERING, INC.,
a Delaware corporation

By	/s/ Michael P. Flaherty
Title	EVP, General Counsel, CAO

TELOS FEDERAL SYSTEMS, INC.,
a Delaware corporation

By	/s/ Michael P. Flaherty
Title	EVP, General Counsel, CAO

AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation)

By
Title

Signature Page to Waiver and Ninth Amendment to Loan and Security Agreement

TELOS INFORMATION SYSTEMS, INC.,
a Delaware corporation

By
Title

TELOS FIELD ENGINEERING, INC.,
a Delaware corporation

By
Title

TELOS FEDERAL SYSTEMS, INC.,
a Delaware corporation

By
Title

AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation)

By	/s/ David J. Sanchez
Title	V.P.

Signature Page to Waiver and Ninth Amendment to Loan and Security Agreement